Exhibit 10.1

ANNEX I

HARRAH’S OPERATING COMPANY, INC.

Guaranteed Debt Securities

Payment of Principal, Interest and
Premium, if any, Guaranteed by

Harrah’s Entertainment, Inc.

PURCHASE AGREEMENT GENERAL PROVISIONS

February 4, 2005

The provisions set forth herein are incorporated by reference in a Purchase Agreement of even date herewith (such agreement, including the provisions hereof as incorporated therein, the “Purchase Agreement”).  The Purchase Agreement is sometimes referred to herein as this “Agreement.”  Terms defined in the Purchase Agreement are used herein as therein defined.

1.                                       Representations and Warranties.  The Company and the Guarantor, jointly and severally, represent and warrant to and agree with the Initial Purchaser that:

(a)                                  The Offering Circular does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements or omissions in the Offering Circular based upon information relating to any Initial Purchaser furnished to the Company in writing by such Initial Purchaser through the Representative expressly for use therein;

(b)                                 Each of the Company and the Guarantor has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Offering Circular and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company or the Guarantor and their respective subsidiaries, taken as a whole;

(c)                                  Each subsidiary of the Company and the Guarantor, respectively, has been duly organized or formed, as applicable, is validly existing as a corporation, limited liability company or partnership in good standing under the laws of the jurisdiction of its organization or formation, as applicable, has the power and authority to own its property and to conduct its business as described in the Offering Circular and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company or the Guarantor and their respective subsidiaries, taken as a whole; all of the issued shares of capital stock or other equity interests of each subsidiary of the Company and the Guarantor, respectively, have been duly and validly authorized and issued and are fully paid and non-assessable.  Except as set forth in or as incorporated by reference in the Offering Circular, all of the shares of capital stock or other equity or partnership interests of each subsidiary of the Company or the Guarantor that would be considered a “significant subsidiary” for purposes of Rule 1-02 under Regulation S-X pursuant to the Securities Act (the “Significant Subsidiaries”) are owned directly or indirectly by the Company or the Guarantor, respectively, except that 20% of the equity interest in Des Plaines Development Ltd. is not owned directly or indirectly by the Company or the Guarantor.  Except as set forth in or as incorporated by reference in the Offering Circular, all of the shares of capital stock or other equity or partnership interests of subsidiaries of the Company or the Guarantor held by the Company or the Guarantor are held free and clear of all liens, encumbrances, equities or claims except such liens, encumbrances, equities or claims imposed by Gaming Laws or the terms of any partnership agreement pertaining to any partnership that is a subsidiary of the Company or that would not would not have a material adverse effect on the Company or the Guarantor and their respective subsidiaries, taken as a whole;

(d)                                 This Agreement has been duly authorized, executed and delivered by each of the Company and the Guarantor;

(e)                                  The Indenture has been, or will be by the Closing Date, duly authorized, executed and delivered by each of the Company and the Guarantor and, assuming due authorization, execution and delivery thereof by the Trustee, is, or will be by the Closing Date, a valid and binding agreement of each of the Company and the Guarantor, respectively, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally and general principles of equity;

(f)                                    The Registration Rights Agreement has been, or will be by the Closing Date, duly authorized, executed and delivered by each of the Company and the Guarantor and, assuming due authorization, execution and delivery thereof by the Representative, is, or will be by the Closing Date, a valid and binding agreement of each of the Company and the Guarantor, respectively, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally and general principles of equity;

(g)                                 The Securities have been duly authorized by the Company and the Guarantor and, when executed, authenticated and issued in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchaser in accordance with the terms of the Purchase Agreement, (assuming due authorization, execution and delivery thereof by the Trustee) will be entitled to the benefits of the Indenture, and will be valid and binding obligations of the Company and the Guarantor, respectively, in each case enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally and general principles of equity;

(h)                                 The execution and delivery by each of the Company and the Guarantor of, and the performance by each of the Company and the Guarantor of its respective obligations under, this Agreement, the Indenture, the Registration Rights Agreement and the Securities will not contravene any provision of applicable law or the certificate of incorporation or by-laws of the Company or the Guarantor, respectively, or any agreement or other instrument binding upon the Company or any of its subsidiaries, or the Guarantor or any of its subsidiaries, respectively, that is material to the Company or the Guarantor and their respective subsidiaries, taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or the Guarantor and any of their respective subsidiaries, and no consent, approval, authorization, filing with or order of, or qualification with, any governmental body or agency is required in connection with, or prior to the consummation of, the transactions contemplated in, or for the performance by the Company or the Guarantor of its respective obligations under, this Agreement, the Indenture, the Registration Rights Agreement and the Securities, except such as will be obtained under the Securities Act, the Exchange Act, and the Trust Indenture Act, or as may be required by the securities or Blue Sky laws of the various states and securities laws of any jurisdiction outside the United States in connection with the offer and sale of the Securities, or as have been obtained pursuant to Gaming Laws;

(i)                                     There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company or the Guarantor and their respective subsidiaries, taken as a whole, from that set forth in the Offering Circular (exclusive of any amendments or supplements thereto subsequent to the Execution Time);

(j)                                     To the knowledge of the Company, there are no known legal or governmental proceedings pending or threatened to which the Company or the Guarantor and any of their respective subsidiaries is a party or to which any of the properties of the Company or the Guarantor or any of their respective subsidiaries is subject that are not adequately disclosed in the Offering Circular and that would, individually or in the aggregate, have a material adverse effect on the Company or the Guarantor and their respective subsidiaries, taken as a whole.  Except as disclosed in the Offering Circular, neither the Company nor the Guarantor has any reason to believe that any governmental agency with authority pursuant to any Gaming Law is investigating the Company, the Guarantor or any of their respective subsidiaries in any non-routine matter, the results of which would materially affect the operations of the Company and the subsidiaries of the Company.  Due to the highly regulated nature of the business of the Company and the subsidiaries of the Company, there are ongoing investigations by various governmental agencies with authority pursuant to the various Gaming Laws;

(k)                                  Neither the Company nor the Guarantor is, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Offering Circular, neither will be, an “investment company” or an entity “controlled by an investment company” as such terms are defined in the Investment Company Act;

(l)                                     The Company and the Guarantor and their respective subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses, and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, individually or in the aggregate, have a material adverse effect on the Company or the Guarantor and their respective subsidiaries, taken as a whole;

(m)                               There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) that would, individually or in the aggregate, have a material adverse effect on the Company or the Guarantor and their respective subsidiaries, taken as a whole;

(n)                                 Except as disclosed in the Offering Circular, each of the Company and the Guarantor and their respective subsidiaries has sufficient trademarks, trade names, patent rights, copyrights, or licenses to conduct their respective businesses as now conducted in all material respects;

(o)                                 Except as disclosed in or specifically contemplated by the Offering Circular, each of the Company and the Guarantor and their respective subsidiaries has sufficient licenses, approvals and authorizations required pursuant to Gaming Laws to conduct their respective current businesses, except such licenses, approvals and authorizations required pursuant to Gaming Laws the absence of which, either individually or in the aggregate, would not have a material adverse effect on the Company or the Guarantor and their respective subsidiaries, taken as a whole;

(p)                                 Each of the Company’s and Guarantor’s and their respective subsidiaries’ controlling persons, key employees, and, to the Company’s or the Guarantor’s knowledge, stockholders, have all necessary permits, licenses and other authorizations required by Gaming Laws for the Company, the Guarantor and their respective subsidiaries to conduct their respective businesses as now conducted in all material respects; and neither the Company nor the Guarantor has any knowledge that any of their respective stockholders is unsuitable or may be deemed unsuitable by any authorities pursuant to Gaming Laws;

(q)                                 No labor dispute with the employees of the Company or the Guarantor or any of their respective subsidiaries exists, or to the knowledge of the Company or the Guarantor, respectively, is imminent that would, individually or in the aggregate, have a material adverse effect on the Company or the Guarantor and their respective subsidiaries, taken as a whole;

(r)                                    Neither the Company, nor the Guarantor, nor any of their respective affiliates, nor any person acting on its or their behalf has, directly or indirectly, made offers or sales of any security, or solicited offers to buy any security, under circumstances that would require the registration of the Securities under the Securities Act;

(s)                                  Neither the Company, nor the Guarantor, nor any of their respective affiliates, nor any person acting on its or their behalf has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with any offer or sale of the Securities in the United States;

(t)                                    Assuming the accuracy of the representations and warranties and compliance with the agreements of the Initial Purchaser made pursuant to Section 3, and except as described in the Offering Circular under “Description of Notes – Registration Rights,” it is not necessary in connection with the offer, sale and delivery of the Securities in the manner contemplated by this Agreement and the Offering Circular to register the Securities under the Securities Act or to qualify the Indenture under the Trust Indenture Act;

(u)                                 The Securities satisfy the eligibility requirements of Rule 144A(d)(3) under the Securities Act;

(v)                                 Neither the Company, nor the Guarantor, nor any of their respective affiliates, nor any person acting on its or their behalf has engaged in any directed selling efforts with respect to the Securities, and each of them has complied with the offering restrictions requirement of Regulation S.  Terms used in this paragraph have the meanings given to them by Regulation S;

(w)                               The Company and Guarantor are subject to and in compliance in all material respects with the reporting requirements of Section 13 or Section 15(d) of the Exchange Act;

(x)                                   Neither the Company nor the Guarantor has, within the past 12 months, paid or agreed to pay to any person any compensation for soliciting another to purchase any securities of the Company or Guarantor (except as contemplated by this Agreement and the Purchase Agreement dated June 22, 2004 between the Company and the initial purchasers as set forth therein and except in connection with any repurchase by the Guarantor of its outstanding securities (other than the Securities)); and

(y)                                 The Company and the Guarantor are in compliance in all material respects with all applicable provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations of the Commission adopted thereunder.

2.                                       Payment and Delivery.  Except as otherwise provided in this Section 2, payment for the Securities shall be made to the Company in federal or other funds immediately available at the time and place set forth in the Purchase Agreement, upon delivery to the Representative for the account of the Initial Purchaser of the Securities registered in such names and in such denominations as the Representative shall request in writing not less than one full Business Day prior to the date of delivery, with any transfer taxes payable in connection with the transfer of the Securities to the Initial Purchaser duly paid by the Company.  Delivery of the Securities shall be made through the facilities of The Depository Trust Company unless the Representative shall otherwise instruct.

3.                                       Offering by Initial Purchaser.  The Initial Purchaser represents and warrants to and agrees with the Company and the Guarantor that:

(a)                                  It has not offered or sold, and, until the Securities are registered under the Act as described in the Offering Circular under the caption “Description of Notes – Registration Rights,” will not offer or sell, any Securities except (i) to those it reasonably believes to be qualified institutional buyers (as defined in Rule 144A under the Act) and that, in connection with each such sale, it has taken or will take reasonable steps to ensure that the purchaser of such Securities is aware that such sale is being made in reliance on Rule 144A; or (ii) in accordance with the restrictions set forth in Exhibit A hereto.

(b)                                 Neither it nor any person acting on its behalf has made or will make offers or sales of the Securities in the United States by means of any form of general solicitation or general advertising (within the meaning of Regulation D) in the United States.

4.                                       Conditions to the Initial Purchaser’s Obligations.  The obligations of the Initial Purchaser are subject to the performance by the Company and Guarantor of their obligations hereunder and to the following conditions:

(a)                                  Subsequent to the execution and delivery of the Purchase Agreement and prior to the Closing Date:

(i)                                     there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company’s or the Guarantor’s securities by any “nationally recognized statistical rating organization,” as such term is defined for purposes of Rule 436(g)(2) under the Act; and

(ii)                                  there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company or the Guarantor and their respective subsidiaries, taken as a whole, from that set forth in the Offering Circular (exclusive of any amendments or supplements thereto subsequent to the Execution Time) that, in the judgment of the Representative, is material and adverse and that makes it, in the judgment of the Representative, impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities on the terms and in the manner contemplated in the Offering Circular.

(b)                                 The Initial Purchaser shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of each of the Company and the Guarantor, to the effect set forth in Section 4(a)(i) above and to the effect that the representations and warranties of the Company and the Guarantor, respectively, contained in this Agreement are true and correct as of the Closing Date and that the Company and the Guarantor, respectively, have complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date.  The officer signing and delivering such certificate may rely upon the best of his or her knowledge as to proceedings threatened.

(c)                                  The Initial Purchaser shall have received on the Closing Date an opinion of Stephen H. Brammell, Senior Vice President and General Counsel of the Company and the Guarantor, dated the Closing Date, to the effect that:

(i)                                     each of the Company, the Guarantor and the Significant Subsidiaries has been duly organized, is validly existing as a corporation, limited liability company or partnership in good standing under the laws of the jurisdiction of its organization, has the power and authority to own its property and to conduct its business as described in the Offering Circular and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company or the Guarantor and their respective subsidiaries, taken as a whole.

(ii)                                  after inquiry of the members of the law departments of the Company and Guarantor, to the best of such counsel’s knowledge, (A) there are no legal or governmental proceedings pending or threatened to which the Company or the Guarantor and any of their respective subsidiaries is a party or to which any of the properties of the Company or the Guarantor or any of their respective subsidiaries is subject that are not adequately disclosed in the Offering Circular and that would, individually or in the aggregate, have a material adverse effect on the Company or the Guarantor and their respective subsidiaries, taken as a whole, (B) there are no material statutes, regulations, contracts or other documents that are not adequately disclosed in the Offering Circular, and (C) there is no non-routine investigation of the Company, the Guarantor or any of their respective subsidiaries, by any governmental agency with authority pursuant to any Gaming Law, the results of which would have material adverse effect on the Company, the Guarantor or any of their respective subsidiaries taken as a whole.

(iii)          each of the Company’s, and Guarantor’s and their respective subsidiaries’ controlling persons, and key employees have all necessary permits, licenses and other authorizations required by Gaming Laws for the Company, the

Guarantor and their respective subsidiaries to conduct their businesses as now conducted except such licenses, approvals and authorizations required pursuant to Gaming Laws the absence of which, either individually or in the aggregate, would not have a material adverse effect on the Company or the Guarantor and their respective subsidiaries, taken as a whole.

(iv)                              the statements (A) in the Offering Circular under the captions “Regulation and Licensing” and “Legal Matters,” (B) in “Item 1 - Business - Patents and Trademarks,” “Item 1 - Business - Governmental Regulation” and “Item 3 - Legal Proceedings” of the Guarantor’s most recent annual report on Form 10-K in respect of the year ended December 31, 2003, which is incorporated by reference in the Offering Circular except for Part II, Items 6, 7 and 8, and Part IV, Item 15(a)(2) which have been updated in the Guarantor’s current report on Form 8-K dated December 17, 2004, which is incorporated by reference in the Offering Circular (C) in “Item 7 - Management’s Discussion and Analysis of Financial Condition and Results of Operations - Debt and Liquidity” of the Guarantor’s most recent annual report on Form 10-K in respect of the year ended December 31, 2003, as amended and restated in the Guarantor’s current report on Form 8-K dated December 17, 2004 and (D) in “Item 2 - Management’s Discussion and Analysis of Financial Condition and Results of Operations - Debt and Liquidity” of the Guarantor’s quarterly reports on Form 10-Q in respect of the quarters ended March 31, June 30 and September 30, 2004, which are incorporated by reference in the Offering Circular, in each case insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, fairly present in all material respects the information called for with respect to such legal matters, documents and proceedings and fairly summarize in all material respects the matters referred to therein.

(v)                                 no consent, approval, authorization of, or qualification with any authority pursuant to Gaming Laws is required with respect to issuance of the Securities or the transactions contemplated by the Purchase Agreement, except as has already been obtained.

(vi)                              the execution and delivery by each of the Company and the Guarantor of the transactions contemplated in, and the performance by the Company and the Guarantor of its respective obligations pursuant to, the Purchase Agreement, the Indenture, the Registration Rights Agreement and the Securities will not contravene, to the best of such counsel’s knowledge, any agreement or other instrument binding upon the Company or the Guarantor and any of their respective subsidiaries that is material to the Company or the Guarantor and their respective subsidiaries, taken as a whole, or, except for any approvals required from the Indiana Gaming Commission for the Company to perform its obligations under the Registration Rights Agreement, to the best of such counsel’s knowledge, any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or the Guarantor or any of their respective subsidiaries, including without limitation, pursuant to any Gaming Laws.

(d)                                 The Initial Purchaser shall have received on the Closing Date an opinion of Latham & Watkins LLP, outside counsel for the Company and the Guarantor, dated the Closing Date, to the effect that:

(i)                                     this Agreement has been duly authorized by all necessary corporate action of the Company and the Guarantor, and this Agreement has been duly executed and delivered by the Company and the Guarantor;

(ii)                                  the Indenture has been duly authorized by all necessary corporate action of the Company and the Guarantor, and the Indenture has been duly executed and delivered by the Company and the Guarantor and is the legally valid and binding agreement of the Company and the Guarantor, enforceable against each of them in accordance with its terms;

(iii)                               the Registration Rights Agreement has been duly authorized by all necessary corporate action of the Company and the Guarantor, has been duly executed and delivered by the Company and the Guarantor and is the legally valid and binding agreement of the Company and the Guarantor, enforceable against each of them in accordance with its terms;

(iv)                              the Notes have been duly authorized by all necessary corporate action of the Company and, when executed, issued and authenticated in accordance with the terms of the Indenture and delivered to and paid for by the Initial Purchaser in accordance with the terms of this Agreement, will be the legally valid and binding obligations of the Company, enforceable against the Company in accordance with their terms;

(v)                                 the notations of Guarantee of the Guarantor to be endorsed on the Notes have been duly authorized by all necessary corporate action of the Guarantor and, when executed and delivered in accordance with the terms of the Indenture (assuming the due execution, issuance and authentication of the Notes in accordance with the terms of the Indenture and delivery and payment therefor by you in accordance with the terms of this Agreement), will be the legally valid and binding obligations of the Guarantor, enforceable against the Guarantor in accordance with their terms;

(vi)                              the execution and delivery of this Agreement, the Indenture and the Registration Rights Agreement, and the execution, issuance and sale of the Notes and the Guarantees by each of the Company and the Guarantor, respectively, to the Initial Purchaser pursuant to this Agreement, and the performance by each of the Company and the Guarantor on or prior to the Closing Date of its respective obligations under this Agreement, the Indenture and the Registration Rights Agreement required to be performed on or before the Closing Date, do not:

(A)                              violate the Company’s governing documents or the Guarantor’s governing documents, respectively;

(B)                                violate the Delaware General Corporation Law, or any federal or New York statute, rule or regulation applicable to the Company or the Guarantor, respectively; or

(C)                                require any consents, approvals, or authorizations to be obtained by the Company or the Guarantor from, respectively, or any registrations, declarations or filings to be made by the Company or the Guarantor with, respectively, in each case, any governmental authority under any federal or New York statute, rule or regulation applicable to the Company or the Guarantor, respectively, that have not been obtained or made;

(vii)                           the statements in the Offering Circular under the caption “Description of Notes,” insofar as they purport to describe or summarize certain provisions of the Notes and the Guarantee, are accurate descriptions or summaries in all material respects;

(viii)                        no registration of the Securities under the Securities Act, and no qualification of the Indenture under the Trust Indenture Act is required for the purchase of the Securities by the Initial Purchaser or the initial resale of the Securities, in each case, in the manner contemplated by this Agreement and the Offering Circular (such counsel may state that it expresses no opinion as to when or under what circumstances the Notes initially sold by you may be offered or resold);

(ix)                                with your consent based solely on a certificate of an officer of the Company as to factual matters, neither the Company nor the Guarantor is, and immediately after giving effect to the offering and sale of the Securities in accordance with the Purchase Agreement and the application of the proceeds as described in the Offering Circular under the caption “Use of Proceeds,” neither will be required to be registered as an “investment company” within the meaning of the Investment Company Act; and

(x)                                   based on such facts and subject to the limitations set forth in the Offering Circular, the statements in the Offering Circular under the caption “Certain United States Federal Income Tax Consequences,” insofar as they purport to summarize certain provisions of the statutes and regulations referred to therein, are accurate summaries in all material respects.

Such counsel may state that the primary purpose of such counsel’s professional engagement was not to establish or confirm factual matters or financial or quantitative information, and many determinations involved in the preparation of the Offering Circular (and the documents incorporated by reference) are of a wholly or partially non-legal character or related to legal matters outside the scope of such counsel’s opinion letter to you of even date herewith.  Therefore, such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in, or incorporated by reference in, the Offering Circular or the incorporated documents (except to the extent expressly set forth in numbered paragraphs (vii) and (x) above), and have not made an independent check or verification thereof (except as aforesaid).  However, in the course of acting as special counsel to the Company and the Guarantor in connection with the preparation by the Company and the Guarantor of the Offering Circular, such counsel reviewed the Offering Circular and the incorporated documents, and participated in conferences and telephone conversations with officers and other representatives of the Company, counsel to the Company, the independent public accountants for the Company, your representatives, and your counsel, during which conferences and conversations the contents of the Offering Circular (and portions of the incorporated documents) and related matters were discussed.  Such counsel also reviewed and relied upon certain corporate records and documents, letters from counsel and accountants, and oral and written statements of officers and other representatives of the Company and others as to the existence and consequence of certain factual and other matters.  Such counsel considered the foregoing in light of such counsel’s understanding of applicable U.S. federal securities laws and such counsel’s experience gained through practice thereunder.

Based on such counsel’s participation and review as described above, such counsel shall advise you that during the course of such counsel’s services in connection with this matter, no facts came to such counsel’s attention that caused such counsel to believe that the Offering Circular, together with the incorporated documents, as of its date or as of the date hereof, (together with the incorporated documents at that date), contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; it being understood that such counsel expresses no belief with respect to the financial statements, schedules, or other financial data included or incorporated by reference in, or omitted from, the Offering Circular or the incorporated documents.

The opinion of Latham & Watkins LLP described in this Section 4(d) shall be rendered to the Initial Purchaser at the request of the Company and the Guarantor and shall so state therein.

(e)                                  The Initial Purchaser shall have received from Cleary Gottlieb Steen & Hamilton LLP, counsel for the Initial Purchaser, such opinion or opinions, dated the Closing Date and addressed to the Representative, with respect to the issuance and sale of the Securities, the Indenture, the Registration Rights Agreement, the Offering Circular (as amended or supplemented at the Closing Date) and other related matters as the Representative may reasonably require, and the Company and the Guarantor shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

(f)                                    At the Execution Time and at the Closing Date, Deloitte & Touche LLP shall have furnished to the Initial Purchaser a letter or letters, dated respectively as of the Execution Time and as of the Closing Date, in form and substance satisfactory to the Initial Purchaser, confirming that they are independent accountants within the meaning of the Act and the Exchange Act and stating in effect that:

(i)                                     in their opinion the audited financial statements and financial statement schedules included or incorporated in the Offering Circular (as amended or supplemented at the date of the letter) and reported on by them comply in form in all material respects with the applicable accounting requirements of the Exchange Act and the related published rules and regulations;

(ii)                                  on the basis of a reading of the latest unaudited financial statements made available by the Company, the Guarantor and its subsidiaries; carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards which would not necessarily reveal matters of significance with respect to the comments set forth in such letter); a reading of the minutes of the meetings of the stockholders, directors and executive, human resources and audit committees of the Company, the Guarantor and its subsidiaries; and inquiries of certain officials of the Company and of the Guarantor who have responsibility for financial and accounting matters of the Company, the Guarantor and its subsidiaries as to transactions and events subsequent to December 31, 2003, nothing came to their attention which caused them to believe that: with respect to the period subsequent to September 30, 2004, there were any changes, at a specified date not more than five Business Days prior to the date of the letter, in the consolidated long-term debt of the Guarantor or capital stock of the Guarantor or decreases in the stockholders’ equity of the Guarantor as compared with the amounts shown on the September 30, 2004 consolidated balance sheet included or incorporated in the Offering Circular (as amended or supplemented at the date of the letter), or for the period from October 1, 2004 to such specified date there were any decreases, as compared with the corresponding period in the preceding year in consolidated total revenues or operating income or income before income taxes or the total or per share amounts of consolidated net income of the Guarantor and its subsidiaries, except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Initial Purchaser.

(iii)                               the statements and information contained in the letter or letters are of the type ordinarily included in accountants’ “comfort letters” to the Initial Purchaser with respect to the financial statements and certain financial information contained in or incorporated by reference into the Offering Circular.

(g)                                 Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Offering Circular, there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (f) of this Section 4 or (ii) any change, or any development involving a prospective change, in or affecting the business or properties of the Company and the Guarantor and its subsidiaries the effect of which, in any case referred to in clause (i) or (ii) above, is, in the judgment of the Initial Purchaser, so material and adverse as to make it impractical or inadvisable to proceed with the offering, sale or delivery of the Securities as contemplated by the Offering Circular.

(h)                                 As of the Closing Date the Securities shall be rated not lower than BBB- by Standard & Poor’s Corporation and Baa3 by Moody’s Investors Service, Inc.

(i)                                     The Securities shall be eligible for clearance and settlement through The Depositary Trust Company.

(j)                                     Prior to the Closing Date, the Company shall have furnished to the Initial Purchaser such further information, certificates and documents as the Representative may reasonably request.

5.                                       Covenants of the Company and the Guarantor.  In further consideration of the agreements of the Initial Purchaser herein contained, each of the Company and the Guarantor covenants with the Initial Purchaser as follows that:

(a)                                  The Company and the Guarantor shall furnish the Representative, without charge, prior to 10:00 a.m. New York City time on the second Business Day next succeeding the date of this Agreement and during the period mentioned in Section 5(c) below, as many copies of the Offering Circular, any documents incorporated by reference therein and any supplements and amendments thereto as the Representative may reasonably request.

(b)                                 The Company and the Guarantor shall not amend or supplement the Offering Circular without the prior written consent of the Representative, which shall not be unreasonably withheld or delayed and the Company and the Guarantor shall not file any document under the Exchange Act that is incorporated by reference in the Offering Circular unless, prior to such proposed filing, they have furnished the Representative with a copy of such document for review by the Representative and the Representative has not reasonably objected to the filing of such document.  The Company or the Guarantor, as the case may be, shall promptly advise the Representative when any document filed under the Exchange Act that is incorporated by reference in the Offering Circular shall have been filed with the Commission.

(c)                                  If, at any time prior to the completion of the sale of the Securities by the Initial Purchaser (as determined by the Representative), any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Offering Circular in order to make the statements therein, in light of the circumstances when the Offering Circular is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Initial Purchaser, it is necessary to amend or supplement the Offering Circular to comply with applicable law, forthwith to notify the Representative of such event or condition and prepare and furnish, at its own expense, to the Initial Purchaser and such other persons as the Initial Purchaser may reasonably request, either amendments or supplements to the Offering Circular (in such quantities as the Initial Purchaser may reasonably request) so that the statements in the Offering Circular as so amended or supplemented will not, in light of the circumstances when the Offering Circular is delivered to a purchaser, be misleading or so that the Offering Circular, as amended or supplemented, will comply with law.

(d)                                 The Company and Guarantor shall endeavor to qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representative shall reasonably request and promptly advise the Initial Purchaser of the receipt by the Company or the Guarantor of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening-of any proceeding for such purpose.

(e)                                  The Company and Guarantor shall not, and shall not permit any of their Affiliates to, resell any Securities that have been acquired by any of them, except, in the case of a Controlled Affiliate, until the earlier of (i) the consummation of the Registered Exchange Offer and (ii) the declaration of effectiveness of a Shelf Registration Statement pursuant to the Registration Rights Agreement.

(f)                                    Neither the Company, nor the Guarantor, nor any of their respective Affiliates, nor any person acting on behalf of any of the foregoing, will, directly or indirectly, make offers or sales of any security, or solicit offers to buy any security, under circumstances that would require the registration of the Securities under the Act.

(g)                                 Neither the Company, nor the Guarantor, nor any of their respective Affiliates, nor any person acting on behalf of any of the foregoing, will engage in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with any offer or sale of the Securities in the United States.

(h)                                 So long as any of the Securities are “restricted securities” within the meaning of Rule 144(a)(3) under the Act, each of the Company and the Guarantor will, during any period in which it is not subject to and in compliance with Section 13 or 15(d) of the Exchange Act or it is not exempt from such reporting requirements pursuant to and in compliance with Rule 12g3-2(b) under the Exchange Act, to provide to each holder of such restricted securities and to each prospective purchaser (as designated by such holder) of such restricted securities, upon the request of such holder or prospective purchaser, any information required to be provided by Rule 144A(d)(4) under the Act.  This covenant is intended to be for the benefit of the holders, and the prospective purchaser designated by such holders, from time to time of such restricted securities.

(i)                                     Neither the Company, nor the Guarantor, nor any of their respective Affiliates, nor any person acting on behalf of any of the foregoing, will engage in any directed selling efforts with respect to the Securities, and each of them will comply with the offering restrictions requirement of Regulation S.  Terms used in this paragraph have the meanings given to them by Regulation S.

(j)                                     To cooperate with the Representative and use its best efforts to permit the Securities to be eligible for clearance and settlement through The Depository Trust Company.

(k)                                  During the period beginning at the Execution Time and continuing until the date which is 30 days after the Closing Date, not to offer, sell, contract to sell or otherwise dispose of any debt securities of the Company or warrants to purchase debt securities of the Company substantially similar to the Securities (other than (i) the Securities, (ii) commercial paper issued in the ordinary course of business and (iii) borrowings under our credit facility as described in the Offering Circular), without the prior written consent of the Representative.

(l)                                     Not to take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company or the Guarantor to facilitate the sale or resale of the Securities.

(m)                               Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of the Company’s and the Guarantor’s obligations under this Agreement, including:

(i)                                     the fees, disbursements and expenses of the Company’s and Guarantor’s counsel and the Company’s and Guarantor’s accountants in connection with the registration and delivery of the Securities under the Act and all other fees or expenses in connection with the preparation of the Offering Circular and amendments and supplements or amendments to either of the foregoing, including all printing costs associated therewith, and the mailing and delivering of copies thereof to the Initial Purchaser and dealers, in the quantities hereinabove specified,

(ii)                                  all costs and expenses related to the transfer and delivery of the Securities to the Initial Purchaser, including any transfer or other taxes payable thereon (but excluding any transfer taxes on resale of any of the Securities by the Initial Purchaser),

(iii)                               the cost of printing or producing any Blue Sky or legal investment memorandum in connection with the offer and sale of the Securities under state law and all expenses in connection with the qualification of the Securities for offer and sale under state law as provided in Section 5(d) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Initial Purchaser in connection with such qualification and in connection with the Blue Sky or legal investment memorandum,

(iv)                              the fees and disbursements of the Trustee and its counsel,

(v)                                 any fees charged by the rating agencies for the rating of the Securities,

(vi)                              the costs and expenses of the Company and the Guarantor relating to investor presentations on any “road show” undertaken in connection with the marketing of the offering of the Securities, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company and the Guarantor and any such consultants, and the cost of any aircraft chartered in connection with the road show, and

(vii)                           all other costs and expenses incident to the performance of the obligations of the Company and the Guarantor hereunder for which provision is not otherwise made in this Section.  It is understood, however, that except as provided in this Section, Section 6 entitled “Indemnity and Contribution,” and Section 8 below, the Initial Purchaser will pay all of their costs and expenses, including fees and disbursements of their counsel, stock transfer payable on resale of the Securities and any advertising expenses connected with any offers they may make.

6.                                       Indemnity and Contribution.

(a)                                  The Company and the Guarantor, jointly and severally, agree to indemnify and hold harmless the Initial Purchaser and each person, if any, who controls the Initial Purchaser within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Offering Circular or amendment or supplement thereto (if the Company or the Guarantor shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to the Initial Purchaser furnished to the Company in writing by the Initial Purchaser through the Representative expressly for use therein.

(b)                                 The Initial Purchaser agrees to indemnify and hold harmless the Company and the Guarantor, and each person, if any, who controls the Company or the Guarantor, respectively, within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company and the Guarantor to such Initial Purchaser, but only with reference to information relating to such Initial Purchaser furnished to the Company in writing by such Initial Purchaser through the Representative expressly for use in the Offering Circular or any amendments or supplements thereto.

(c)                                  In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to either Section 6(a) or 6(b), such person (the “indemnified party”) shall promptly notify the person against whom such indemnity may be sought (the “indemnifying party”) in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding.  In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by the Representative, in the case of parties indemnified pursuant to Section 6(a) above, and by the Company, in the case of parties indemnified pursuant to Section 6(b) above. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent (which consent shall not be unreasonably withheld), but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

(d)                                 To the extent the indemnification provided for in Section 6(a) or 6(b) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Initial Purchaser on the other hand from the offering of the Securities or (ii) if the allocation provided by clause 6(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 6(d)(i) above but also the relative fault of the Company and the Guarantor on the one hand and of the Initial Purchaser on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Initial Purchaser on the other hand in connection with the offering of the Securities shall be deemed to be in the same respective proportions as the net proceeds from the offering of such Securities (before deducting expenses) received by the Company and the total underwriting discounts and commissions received by the Initial Purchaser bear to the aggregate public offering price of the Securities. The relative fault of the Company and the Guarantor on the one hand and the Initial Purchaser on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Guarantor or by the Initial Purchaser and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(e)                                  The Company, the Guarantor and the Initial Purchaser agree that it would not be just or equitable if contribution pursuant to this Section 6 were determined by pro rata allocation (even if the Initial Purchaser were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 6(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6, no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 6 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

(f)                                    The indemnity and contribution provisions contained in this Section 6 and the representations, warranties and other statements of the Company and the Guarantor contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Initial Purchaser or any person controlling any Initial Purchaser or the Company or the Guarantor, or their respective officers or directors or any person controlling the Company or the Guarantor, respectively, and (iii) acceptance of and payment for any of the Securities.

7.                                       Termination.  This Agreement shall be subject to termination by notice given by the Representative to the Company, if (a) after the execution and delivery of the Purchase Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago

Board of Trade, (ii) trading of any securities of the Company or the Guarantor shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either federal or New York State authorities or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in the judgment of the Representative, is material and adverse and (b) in the case of any of the events specified in clauses 7(a)(i) through 7(a)(iv), such event, individually or together with any other such event, makes it, in the judgment of the Representative, impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities on the terms and in the manner contemplated in the Offering Circular.

8.                                       Defaulting Initial Purchaser.

[Reserved].

If this Agreement shall be terminated by the Initial Purchaser because of any failure or refusal on the part of the Company or the Guarantor to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company or the Guarantor shall be unable to perform its obligations under this Agreement, the Company and the Guarantor will reimburse the Initial Purchaser for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Initial Purchaser in connection with this Agreement or the offering contemplated hereunder.

9.                                       Definitions.  The terms which follow, when used in this Agreement, shall have the meanings indicated.

“Affiliate” shall have the meaning specified in Rule 501(b) of Regulation D.

“Business Day” shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in The City of New York.

“Commission” shall mean the Securities and Exchange Commission.

“Controlled Affiliate” means any person or entity that is directly, or indirectly through one or more intermediaries, controlled by the Company, the Guarantor, or both.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Execution Time” shall mean, the date and time that this Agreement is executed and delivered by the parties hereto.

“Gaming Laws” means any foreign, federal, state or local law and the rules and regulations thereunder and any similar laws and regulations governing any aspect of legalized gambling in any foreign, federal, state or local jurisdiction in which the Company or the Guarantor or any of their respective subsidiaries conducts business.

“Investment Company Act” shall mean the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Registered Exchange Offer” shall have the meaning ascribed thereto by the Registration Rights Agreement.

“Regulation D” shall mean Regulation D under the Act.

“Regulation S” shall mean Regulation S under the Act.

“Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Shelf Registration Statement” shall have the meaning ascribed thereto by the Registration Rights Agreement.

“Trust Indenture Act” shall mean the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission promulgated thereunder.

10.                                 Counterparts.  This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

11.                                 Applicable Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

12.                                 Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

EXHIBIT A

Selling Restrictions for Offers and

Sales outside the United States

(1)(a)  The Securities have not been and will not be registered under the Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S under the Act or pursuant to an exemption from the registration requirements of the Act.  Each Initial Purchaser represents and agrees that, except as otherwise permitted by Section 3(a)(i) of the Agreement to which this is an exhibit, it has offered and sold the Securities, and will offer and sell the Securities, (i) as part of their distribution at any time; and (ii) otherwise until 40 days after the later of the commencement of the offering and the Closing Date, only in accordance with Rule 903 of Regulation S under the Act.  Accordingly, each Initial Purchaser represents and agrees that neither it, nor any of its Affiliates nor any person acting on its or their behalf has engaged or will engage in any directed selling efforts with respect to the Securities, and that it and they have complied and will comply with the offering restrictions requirement of Regulation S.  Each Initial Purchaser agrees that, at or prior to the confirmation of sale of Securities (other than a sale of Securities pursuant to Section 3(a)(i) of the Agreement to which this is an exhibit), it shall have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases Securities from it during the distribution compliance period a confirmation or notice to substantially the following effect:

“The Securities covered hereby have not been registered under the U.S. Securities Act of 1933 (the “Securities Act”) and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering and February 9, 2005, except in either case in accordance with Regulation S or Rule 144A under the Act.  Terms used above have the meanings given to them by Regulation S.”

(b)  Each Initial Purchaser also represents and agrees that it has not entered and will not enter into any contractual arrangement with any distributor with respect to the distribution of the Securities, except with its Affiliates or with the prior written consent of the Company.

(c)  Terms used in this section have the meanings given to them by Regulation S.

(2)  Each Initial Purchaser represents, warrants and agrees that:

(a)  it has not offered or sold and, prior to the expiry of a period of six months from the Closing Date, will not offer or sell any Securities to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an

A-1

offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995;

(b) it has only communicated or caused to be communicated and will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of section 21 of the Financial Services and Markets Act 2000 (the “FSMA”)) received by it in connection with the issue or sale of any Securities in circumstances in which section 21(1) of the FSMA does not apply to the Company or the Guarantor; and

(c) it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the Securities in, from or otherwise involving the United Kingdom.

A-2

HARRAH’S OPERATING COMPANY, INC.
HARRAH’S ENTERTAINMENT, INC.

$250,000,000

Senior Floating Rate Notes due 2008

Payment of Principal, Interest and
Premium, if any, Guaranteed by

Harrah’s Entertainment, Inc.

PURCHASE AGREEMENT

New York, New York

February 4, 2004

Goldman, Sachs & Co.

85 Broad Street

New York, NY  10004

Ladies and Gentlemen:

Harrah’s Operating Company, Inc., a Delaware corporation (the “Company”), proposes to issue and sell to the party named below (the “Initial Purchaser”) $250,000,000 principal amount of its Senior Floating Rate Notes due 2008 (the “Notes”) payment of principal, interest and premium, if any, in respect of which notes are to benefit from the guarantee (the “Guarantee”) of Harrah’s Entertainment, Inc., a Delaware corporation (the “Guarantor”) (such notes, together with such guarantee, the “Securities”).  The Securities are to be issued under an indenture (the “Indenture”) to be dated as of February 9, 2005, among the Company, the Guarantor and U.S. Bank National Association, as trustee (the “Trustee”).  The Securities will have the benefit of a registration rights agreement (the “Registration Rights Agreement”) to be dated as of February 9, 2005, among the Company, the Guarantor and the Initial Purchaser, pursuant to which the Company and the Guarantor have agreed to register the Securities under the Securities Act, subject to the terms and conditions therein specified.  The sale of the Securities to the Initial Purchaser will be made without registration of the Securities under the Securities Act in reliance upon exemptions from the registration requirements of the Securities Act.

In connection with the sale of the Securities, the Company and the Guarantor have prepared an offering Circular dated February 4, 2005 (including any information incorporated by reference therein, the “Offering Circular”).  The Offering Circular sets forth certain information concerning the Company, the Guarantor and the Securities.  Unless stated to the contrary, all references herein to the Offering Circular are to the Offering Circular at the Execution Time and are not meant to include any amendment or supplement, or any information incorporated by reference therein, subsequent to the Execution Time.  The Company hereby confirms that it has authorized the use of the Offering Circular, and any amendment or supplement thereto, in connection with the offer and sale of the Securities by the Initial Purchaser.

The term “Representative” as used herein shall mean you as the Initial Purchaser.  The use of the neuter in this Agreement shall include the feminine and masculine wherever appropriate.  Certain terms used herein are defined in Section 9 of Annex I hereto.  Unless stated to the contrary, any references herein to the terms “amend,” “amendment” or “supplement” with respect to the Offering Circular shall be deemed to refer to and include any information filed under the Exchange Act subsequent to the Execution Time that is incorporated by reference therein.

Subject to the terms and conditions, and in reliance upon the representations and warranties, set forth or incorporated by reference herein, the Company hereby agrees to sell to the Initial Purchaser, and the Initial Purchaser agrees to purchase from the Company, $250,000,000 aggregate principal amount of Securities at a purchase price of 99.75% of the principal amount of Securities, plus accrued interest, if any, from February 9, 2005 to the date of payment and delivery.

The Initial Purchaser will pay for the Securities upon delivery thereof at the offices of Cleary Gottlieb Steen & Hamilton LLP, One Liberty Plaza, New York, New York at 10:00 a.m. (New York City time) on February 9, 2005, or at such other time, not later than 5:00 p.m. (New York City time) on February 9, 2005, as shall be designated by the Representative. The time and date of such payment and delivery are hereinafter referred to as the Closing Date.

The Securities shall have the terms set forth in the Offering Circular dated February 4, 2005, including the following:

Terms of Securities

Maturity Date:	February 8, 2008

Interest Rate:	3-month LIBOR + .60%

Optional Redemption:	Company call on or after February 8, 2007

Interest Payment Dates:	Each February 8, May 8, August 8 and November 8, commencing May 8, 2005

Closing Date:	February 9, 2005

All provisions contained in the Annex I hereto, entitled “Purchase Agreement General Provisions,” are herein incorporated by reference in their entirety and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein, except that if any term defined in such document is otherwise defined herein, the definition set forth herein shall control.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this Agreement and your acceptance shall represent a binding agreement between the Company and the Guarantor and the Initial Purchaser.

Very truly yours,

HARRAH’S OPERATING COMPANY, INC.

By:
	Name:	Jonathan S. Halkyard
	Title:	Vice President and Treasurer

HARRAH’S ENTERTAINMENT, INC.

By:
	Name:	Jonathan S. Halkyard
	Title:	Vice President and Treasurer

The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.

Goldman, Sachs & Co.

By:
Name:
Title: